SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant
Check the appropriate box:
|_|      Preliminary Proxy Statement     |_| Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      FIRST PALMETTO FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      FIRST PALMETTO FINANCIAL CORPORATION
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1.  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

       2.  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

       4.  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

       5.  Total fee paid:

           ---------------------------------------------------------------------

       Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount previously paid:

                  -------------------------------
         2.       Form, Schedule or Registration Statement No.:

                  -------------------------------
         3.       Filing Party:

                  -------------------------------
         4.       Date Filed:

                  ------------------------------

                                January 26, 1999

Dear Stockholder:

     It is our pleasure to invite you to attend the Annual Meeting of Stockholders of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"). The Annual Meeting will be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 22, 1999 at 10:00 a.m., local time.

     Notice of the Annual Meeting, together with a Proxy Statement and Proxy Card, are enclosed and describe in detail the formal business we will conduct. As an integral part of the Annual Meeting, we will report on First Palmetto's and the Bank's operations. Our directors and officers will, of course, be available for your questions.

     Detailed information concerning our business activities and operating results through September 30, 1998 is contained in our Annual Report, which is enclosed.

     Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Thank you for your cooperation and continuing support.

                                      Sincerely,


                                      Samuel R. Small
                                      President and Chief Executive Officer

                      FIRST PALMETTO FINANCIAL CORPORATION
                                407 DEKALB STREET
                          CAMDEN, SOUTH CAROLINA 29020
                                 (803) 432-2265

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 22, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), will be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 22, 1999, at 10:00 a.m., local time, for the following purposes:

     1. The election of three directors of First Palmetto.

     2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on January 22, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

In the event there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by First Palmetto.

You are requested to complete and sign the enclosed Proxy Card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the Annual Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            DARLENE H. LOVE
                                            SECRETARY

Camden, South Carolina
January 26, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FIRST PALMETTO THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      FIRST PALMETTO FINANCIAL CORPORATION
                                407 DEKALB STREET
                          CAMDEN, SOUTH CAROLINA 29020
                                 (803) 432-2265

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 22, 1999
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), to be used at the Annual Meeting of Stockholders of First Palmetto (the "Annual Meeting") to be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 22, 1999, at 10:00 a.m., local time. It is anticipated that this Proxy Statement will be mailed to stockholders on or about January 26, 1999.

     If the enclosed form of proxy is properly executed and returned to First Palmetto in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES OF FIRST PALMETTO'S BOARD OF DIRECTORS AS DIRECTORS. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Except for procedural matters incidental to the conduct of the Annual Meeting, First Palmetto does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors. The proxies solicited on behalf of the Board of Directors confer discretionary authority upon the holders thereof with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented at the Annual Meeting if notice of such matter has not been delivered to First Palmetto in accordance with the Certificate of Incorporation.

     The securities which can be voted at the Annual Meeting consist of shares of common stock of First Palmetto, par value $0.01 per share (the "Common Stock"). Each share entitles its owner to one vote on all matters, including the election of directors. The close of business on January 22, 1999 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). The number of shares outstanding on that date was 708,010. The presence, in person or by proxy, of one-third of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of First Palmetto a written notice of revocation, by delivering to First Palmetto a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

--------------------------------------------------------------------------------
                          STOCK OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth information as of the Record Date with respect to the shares of Common Stock beneficially owned by each director and director emeritus of First Palmetto, including the Chief Executive Officer, and by all directors, executive officers and directors emeritus of First Palmetto as a group. This information is based on information furnished to First Palmetto by such persons.

                                           AMOUNT AND NATURE        PERCENT OF
                                             OF BENEFICIAL         COMMON STOCK
                                             OWNERSHIP (1)          OUTSTANDING
                                             -------------          -----------
Directors:
  H. Davis Green, Jr.                           28,281                   3.99%
  Samuel R. Small                               81,660                  11.53
  Steve G. Williams, Jr.                        30,579                   4.32
  Pierce W. Cantey, Jr.                         25,974                   3.66
  William R. Clyburn                             6,500                     *
  Frank D. Goodale, Jr.                          6,140                     *
  Donald H. Holland                             11,300                   1.60
  Charlie E. Nash                               14,221                   2.01
  Glenn G. Tucker                               56,087                   7.92

All Directors and Executive Officers
  as a Group (9 persons)                       260,742                  36.82

Directors Emeritus:
  Austin Sheheen, Sr.                              921                     *
  H.B. Marshall, Jr.                             2,500                     *
  William F. Tripp, Jr.                          2,500                     *

All Directors, Executive Officers
 and Directors Emeritus as a Group
 (12 persons)                                  266,663                  37.65

--------------
*        Less than 1% of the outstanding Common Stock.
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered the beneficial owner of any shares of Common Stock (a) over which he has or shares voting or investment power or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. This table includes shares owned directly by directors and officers of First Palmetto as well as shares held by their spouses and minor children and trusts of which certain of them are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires First Palmetto's officers and directors, and persons who own more than 10% of a registered class of First Palmetto's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish First Palmetto with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, First Palmetto believes that, during the year ended September 30, 1998, all such filing requirements were complied with.

--------------------------------------------------------------------------------
                        PRINCIPAL HOLDERS OF COMMON STOCK
--------------------------------------------------------------------------------

     The following table sets forth information as of the Record Date with respect to the persons believed by First Palmetto to be the beneficial owners of more than five percent of the outstanding shares of Common Stock. This information is based upon the most recent Schedule 13D filed by such persons with the Securities and Exchange Commission or information provided to First Palmetto by such persons.

                                                                    PERCENT
NAME AND ADDRESS                AMOUNT AND NATURE OF            OF COMMON STOCK
OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)          OUTSTANDING
-------------------             ------------------------          -----------

Samuel R. Small                           81,660                     11.53%
407 DeKalb Street
Camden, South Carolina

Glenn G. Tucker                           56,087                     7.92%
1510 Lyttleton Street
Camden, South Carolina

--------------
(1) For the definition of beneficial ownership and additional information with respect to the nature of the beneficial ownership, see footnote
         (1) to the table in "Stock Ownership of Management."

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Pursuant to First Palmetto's Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Bylaws. In general, the term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     The Board of Directors has nominated Samuel R. Small, Frank D. Goodale, Jr. and Charlie E. Nash, who are currently directors of First Palmetto (see below), to serve for terms of three years and until their successors are elected and qualified. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of such nominees for their respective terms, unless otherwise directed by the stockholder. The nominees have consented to stand for election and to serve if elected as directors. If any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS. Unless otherwise indicated, properly executed proxies will be voted in accordance with the Board's recommendation.

INFORMATION AS TO DIRECTORS, DIRECTORS EMERITUS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to First Palmetto's directors and executive officers.

                                                                           YEAR FIRST               YEAR
                                                                             ELECTED                TERM
NAME                         AGE(1)   POSITION(S) HELD                     DIRECTOR(2)             EXPIRES
----                         ------   ----------------                     -----------             -------

H. Davis Green, Jr.            61     Chairman of the Board                   1970                  2001
                                      of First Palmetto

Samuel R. Small                51     President and Chief Executive           1980                  1999
                                      Officer of First Palmetto and
                                      Chairman of the Board, President
                                      and Chief Executive Officer of
                                      the Bank

Steve G. Williams, Jr.         42     Senior Vice President and               1989                  2001
                                      Treasurer of First Palmetto
                                      and Senior Vice President
                                      Regulatory Administration/
                                      Communications of the Bank

Pierce W. Cantey, Jr.          57     Director                                1996                  2000

William R. Clyburn             62     Director                                1968                  2000

Frank D. Goodale, Jr.          65     Director                                1979                  1999

Donald H. Holland              70     Director                                1971                  2001

Charlie E. Nash                57     Director                                1983                  1999

Glenn G. Tucker                49     Director                                1980                  2001

---------------------------
(1)  As of December 31, 1998.
(2) Except for Mr. Cantey, year first elected as a director of Palmetto State Savings Bank of South Carolina ("Palmetto State") or First Federal Savings and Loan Association of Camden ("First Federal"), the predecessors of the Bank, which is First Palmetto's wholly-owned subsidiary. Each director of First Palmetto is also a director of the Bank.

     The principal occupations and business experience for the past five years of each director, director emeritus and executive officer of First Palmetto is set forth below.

DIRECTORS:

     H. DAVIS GREEN, JR. is an appraiser and the owner of H. Davis Green, Jr. Appraisals in Camden. Mr. Green has been Chairman of the Board of First Palmetto since 1991.

     SAMUEL R. SMALL has been President and Chief Executive Officer of First Palmetto and Chief Executive Officer of the Bank since 1990. In 1991, he became Chairman of the Board of the Bank.

     STEVE G. WILLIAMS, JR. has been Senior Vice President and Treasurer of First Palmetto and an executive officer of the Bank since 1990.

     PIERCE W. CANTEY, JR. is the managing partner of Carswell, Cantey, Burch and Associates, LLP, an accounting firm.

     WILLIAM R. CLYBURN is the retired general manager of H&H Chevrolet. He is President of Bill Clyburn Realty, Inc.

     FRANK D. GOODALE, JR. is a jeweler and owner of F.D. Goodale, a jewelry retailer in Camden.

     DONALD H. HOLLAND is an attorney in Camden. He has served as a South Carolina State Senator since 1969.

     CHARLIE E. NASH is the President of Charlie E. Nash Insurance Agency, Inc. in Camden.

     GLENN G. TUCKER has been President of Tucker Down East Resources, Inc., a recreational services provider, since January 1996. Prior to that, he was the co-publisher of the Chronicle - Independent in Camden.

DIRECTORS EMERITUS:

     H.B. MARSHALL, JR. is self-employed by a life insurance company affiliated with the New York Life Insurance Company.

     AUSTIN SHEHEEN, SR. is a retired business executive. Previously, Mr. Sheheen was President of Sheheen Texaco, Inc., a petroleum distributorship in Camden.

     WILLIAM F. TRIPP, JR. is a retired plant manager of the E.I. DuPont de Nemours Textile Fibers Plant in Camden.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     First Palmetto's entire Board of Directors serves as a nominating committee for the purpose of selecting the Board's nominees for election as directors. The Board of Directors held one meeting as a nominating committee during fiscal 1998. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from First Palmetto's stockholders for nominees, nor has it established any procedures for this purpose other than as set forth in the Certificate of Incorporation. To be timely, a stockholder's notice of nomination or new business must be delivered to or mailed and received at the principal executive offices of First Palmetto not later than 30 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the date on which notice is mailed or prior public disclosure is made of the date of an annual meeting. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on December 14, 1998. A stockholder's notice of nomination or new business must also set forth certain information specified in First Palmetto's Certificate of Incorporation concerning the stockholder and each person the stockholder proposes to nominate for election or the business the stockholder proposes to bring before the annual meeting. Stockholder nominations and new business may be proposed by any stockholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Certificate of Incorporation. Nominations and new business by any stockholder eligible to vote at the Annual Meeting were required to be received by First Palmetto on or before January 23, 1999.

     There are no standing committees of the Board of Directors of First Palmetto. The Board of Directors of the Bank carries out many of its duties through committees.

     The Bank's Audit Committee, currently composed of directors Cantey, Holland and Nash, is responsible for the review and evaluation of First Palmetto's and the Bank's internal controls and accounting procedures. It also periodically reviews audit reports with the independent auditors and recommends the annual appointment of such auditors. The Audit Committee held one meeting during fiscal 1998.

     The Bank's Compensation Committee, currently composed of directors Green, Holland, Nash and Tucker held one meeting during fiscal 1998.

     During fiscal 1998, First Palmetto's Board of Directors held three meetings and the Bank's Board of Directors held 12 meetings. No director of First Palmetto and the Bank attended fewer than 75% of the total meetings of the boards of directors and committees on which such director served during this period.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth cash and noncash compensation awarded to or earned by the Chief Executive Officer of First Palmetto during fiscal 1998, 1997 and 1996.

                                                         SUMMARY COMPENSATION TABLE
                                            ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                      ----------------------------------   -------------------------------------------
                                                                                     AWARDS                  PAYOUTS
                                                                           ----------------------------    -----------
                                                               OTHER
                                                               ANNUAL        RESTRICTED    SECURITIES                    ALL OTHER
                                                               COMPEN-         STOCK       UNDERLYING          LTIP       COMPEN-
NAME AND                               SALARY      BONUS      SATION (2)      AWARDS(S)   OPTIONS/SARS        PAYOUTS   SATION (3)
PRINCIPAL POSITION (1)        YEAR      ($)         ($)          ($)            ($)            (#)              ($)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel R. Small               1998    182,000        --          --             --             -- (4)            --       17,562
  President and Chief         1997    167,667        --          --             --             --                --        8,400
  Executive Officer           1996    160,000        --          --             --             --                --        8,400

(1)  No other  executive  officer  earned in excess of  $100,000 in salary and bonus in fiscal  1998,  1997 and 1996.
(2)  Executive  officers of First Palmetto receive indirect  compensation in the form  of  certain  perquisites  and  other personal benefits. The amount of such benefits in fiscal 1998,  1997 and 1996 by the named  executive officer did, not exceed 10% of the executive's annual salary and bonus.
(3)  Represents directors fees for each of fiscal 1998, 1997 and 1996 and unused vacation for fiscal 1998.
(4)  No options were granted or outstanding during fiscal 1998.

DIRECTORS' COMPENSATION

     During fiscal 1998, each director of the Bank received an annual fee of $9,000. Non-employee directors also receive a fee of $100 per committee meeting attended.

REPORT OF THE COMPENSATION COMMITTEE

     As members of the Compensation Committee of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of First Palmetto and the Bank.

     Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of First Palmetto and the Bank. In assessing the performance of First Palmetto and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of First Palmetto and the Bank during the past year relative to their profit plans, changes in the value of First Palmetto's stock, reports of federal regulatory examinations of First Palmetto and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of First Palmetto and the Bank and the accomplishment of First Palmetto's and the Bank's strategic goals. In assessing performance for the year ended September 30, 1998 and previous years, the members of the Compensation Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 1998 salary levels of First Palmetto's senior officers were established in 1997 consistent with this compensation policy. In its 1997 review of base compensation, the Compensation Committee determined that the performance of Mr. Small in managing First Palmetto and the Bank was satisfactory, based upon the 1997 financial performance of First Palmetto, including the growth in assets, income, and capitalization during 1997; the financial performance trends for 1997 and the preceding four years, which included growth in assets, net income, and stockholders' equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the communities served by the Bank; First Palmetto's planned levels of financial performance for 1998; and a general level of satisfaction with the management of First Palmetto and the Bank. Based upon the results of this review, the salary of Mr. Small was established at $182,000 per year for 1998, which represented an increase of 8.5% over his 1997 base salary. The Compensation Committee believes that Mr. Small's total compensation for 1998 appropriately reflected his contribution to First Palmetto and the Bank based on the factors considered for compensation decisions.

December 21, 1998

                                        H. Davis Green
                                        Donald H. Holland
                                        Charlie E. Nash
                                        Glenn G. Tucker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former or current officer or employee of First Palmetto or the Bank.

     Donald H. Holland, a member of the Compensation Committee and an attorney in Camden, South Carolina, renders legal services to the Bank in connection with loan closings and other corporate matters.

STOCK PERFORMANCE COMPARISONS

     The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, shows the cumulative total return on the Common Stock of First Palmetto over the last five years, compared with the S & P 500 Index and a portfolio of all publicly traded thrifts and thrift holding companies. Cumulative total return on the stock or the index equals the total increase in value since September 30, 1993 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on September 30, 1993 in the Common Stock, and the securities included in the indexes. There is not an established public trading market for the Common Stock.

                                 CUMULATIVE TOTAL STOCKHOLDER RETURN
                            COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                            SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 1998

                                      [LINE GRAPH APPEARS HERE]

                                First Palmetto Financial Corporation

                                                               PERIOD ENDING
                                    ---------------------------------------------------------------------
INDEX                               9/30/93     9/30/94      9/30/95      9/30/96     9/30/97     9/30/98
---------------------------------------------------------------------------------------------------------
First Palmetto Financial Corp.       100.00      136.90       141.39       181.18      230.89      307.09
S&P 500                              100.00      103.69       134.53       161.87      227.17      247.75
SNL Thrift Index                     100.00      109.66       143.61       173.45      301.38      270.20

CERTAIN TRANSACTIONS

     First Palmetto and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal stockholders. All loans included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectibility nor presented other unfavorable features.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors expects to appoint KPMG Peat Marwick LLP to audit First Palmetto's financial statements for the fiscal year ending September 30, 1999. KPMG Peat Marwick LLP served as First Palmetto's independent auditors for the year ended September 30, 1998 and has served as First Palmetto's independent auditors since 1991. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. He will be available to respond to appropriate questions and will have the opportunity to make a statement if he desires to do so.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies in the form enclosed herewith will be borne by First Palmetto. In addition to solicitation of proxies by mail, First Palmetto, through its directors, officers and regular employees, may also solicit proxies personally or by telegraph or telephone without additional compensation. First Palmetto will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Any proposal intended to be presented by any stockholder for action at next year's Annual Meeting of Stockholders of First Palmetto must be received by the Secretary of First Palmetto at First Palmetto's main office, 407 DeKalb Street, Camden, South Carolina 29020 not later than September 28, 1999 in order for the proposal to be considered for inclusion in the proxy materials relating to that Annual Meeting.

     First Palmetto's Certificate of Incorporation provides that due notice of business to be bought before an annual meeting by a stockholder must be delivered to the principal executive offices of First Palmetto neither fewer than 30 nor more than 90 days prior to the meeting, unless notice or prior public disclosure of the date of the meeting occurs fewer than 45 days prior to the date of the meeting, in which event the Certificate of Incorporation provides that due notice of business to be brought before the meeting by a stockholder must be delivered not later than the close of business on the 15th day following the day on which notice of the day of the meeting was mailed or public disclosure was made. To be timely under the Certificate of Incorporation, a stockholder's proposal for new business in connection with next year's Annual Meeting of Stockholders (to be held on or about February 28, 2000) must be delivered on or before January 29, 2000 (if 45 days' notice or prior public disclosure is given). Nothing in this paragraph shall be deemed to require First Palmetto to include in its proxy materials any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission or First Palmetto's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     A copy of First Palmetto's Annual Report to Stockholders for fiscal 1998 accompanies this Proxy Statement. FIRST PALMETTO HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH REPORT ON FORM 10-K BY WRITING TO THE SECRETARY OF FIRST PALMETTO AT POST OFFICE BOX 861, CAMDEN, SOUTH CAROLINA 29020.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          DARLENE H. LOVE
                                          SECRETARY

Camden, South Carolina
January 26, 1999

                                 REVOCABLE PROXY
                      FIRST PALMETTO FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 22, 1999
--------------------------------------------------------------------------------

     The undersigned hereby constitutes and appoints Samuel R. Small and Charlie
E. Nash, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), to be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 22, 1999, at 10:00 a.m., local time, and at any adjournments thereof, and to vote all the shares of stock of First Palmetto which the undersigned may be entitled to vote, upon the following matters:

                                                              FOR       WITHHOLD
                                                              ---       --------
     I.   The election as directors of the nominees
          listed below.                                       [  ]        [  ]

                Samuel R. Small
                Frank D. Goodale, Jr.
                Charlie E. Nash

                INSTRUCTION:   TO  WITHHOLD  YOUR  VOTE
                FOR   ANY   NOMINEE(S),    WRITE   THAT
                NOMINEE'S NAME ON THE LINE BELOW.

    II.   The transaction of such other business as
          may  properly  come  before  the   Annual
          Meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN. IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

Dated: _________________, 1999


-------------------------------------     --------------------------------------
  PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

-------------------------------------     --------------------------------------
   SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE ENCLOSED CARD. When signing as attorney, executor, administrator, trustee or guardian, etc., please give your full title. If the signer is a corporation, please sign the full name by a duly appointed officer. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------